                          INSTALLMENT PAYMENT PLAN NOTE

   (Broadband Personal Communications Service, C Block): Auction Event No. 5)

US $42,525,211.95
Washington, D.C.

License No.: PBB044C

         FOR VALUE RECEIVED, the undersigned, Mercury PCS, L L C, a Mississippi Limited Liability Company, ("Maker"), promises to pay to the order of the FEDERAL COMMUNICATIONS COMMISSION, an independent regulatory agency of the United States ("Payee" or "Commission"), the principal sum of 42,525,211.95 DOLLARS ("Principal Amount"), together with accrued interest, computed at the annual rate of seven percent (7.0%) per annum, ("Annual Rate") on the unpaid Principal Amount hereof, from the date of this Note until the date the entire Principal Amount has been paid in full.

         Interest and principal shall be payable as set forth below and in accordance with Schedule A attached hereto and made a part hereof:

         Interest only, at the Annual Rate from the date hereof until the last day of the month ninety (90) days hence, shall be due and payable on December 31, 1996. Commencing December 31, 1996, Maker shall pay interest only at the Annual Rate, in equal consecutive quarterly installments of $744,191.21 due on the last day of the month and every ninety (90) days thereafter from December 31, 1996 through September 30, 2002.

         Commencing December 31, 2002, Maker shall pay principal and interest in equal quarterly installments of $3,070,302.29 due on the last day of each month ninety (90) days hence through and including September 30, 2006 ("Maturity Date").

         The entire unpaid Principal Amount, together with accrued and unpaid interest thereon, and all remaining obligations of Maker hereunder, shall be due and payable on the Maturity Date.

         All interest shall be computed on the basis of a 360-day year for actual days elapsed.

         All payments to be made hereunder, of principal, interest, costs, expenses, or other sums due hereunder, shall be made to the holder of this Note in lawful money of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts, free and clear and without reduction by reason of any present or future income, stamp or other taxes, levies, imposts, deductions, charges, compulsory loans or withholdings whatsoever, including interest thereon or penalties with respect thereto, if any imposed, assessed, levied or collected by any political subdivision or taxing authority thereof or therein, on or in respect of this Note or the obligations it evidences. All payments shall be made during normal business hours at the Commission's designated lockbox location as set forth from time to time in the Commission's then-applicable orders and regulations and/or public notices.

         This Note is secured by, and entitled to the benefits of, a Security Agreement (the "Security Agreement") of even date between Maker and Payee. All the terms, covenants, conditions and agreements contained in the Security Agreement are hereby incorporated herein and made part of this Note to the same extent and effect as if fully set forth herein. It is expressly understood by Maker that all of the terms of the Security Agreement apply to this Note and that reference in the Security Agreement to "this Agreement" includes both the Security Agreement and this Note.

         IT IS HEREBY EXPRESSLY AGREED THAT TIME IS OF THE ESSENCE FOR THE PERFORMANCE OF ALL TERMS AND CONDITIONS UNDER THIS NOTE AND THE SECURITY AGREEMENT.

         A default under this Note ("Event of Default") shall occur upon any or all of the following:

         a. non-payment by Maker of any Principal or Interest on the due date as specified hereinabove if the Maker remains delinquent. for more than 90 days and

            (1) Maker has not submitted a request, in writing, for a grace period or extension of payments, if any such grace period or extension of payments is provided for in the then-applicable orders and regulations of the Commission; or

            (2) Maker has submitted a request, in writing, for a grace period or extension of payments, if any such grace period or extension of payments is provided for in the then-applicable orders and regulations of the Commission, and following the expiration of the grant of such grace period or extension or upon denial of such a request for a grace period or extension, Maker has not resumed payments of Interest and Principal in accordance with the terms of this Note;

         or;

         b. failure by Maker to comply with any other condition for holding the above referenced license (as defined in the Security Agreement) as set forth in the license or in the Communications Act of 1934, as amended, or the then-applicable orders and regulations of the Commission; or

         c. violation by Maker of any other covenant or term of this Note or the Security Agreement.

Upon any Event of Default under this Note, Payee may assess a late fee and/or administrative charge, plus the costs of collection, litigation, attorneys' fees, and default payment as specified in the then-applicable orders and regulations of the Commission, as amended, and Maker acknowledges that it is liable and herein expressly promises to pay on demand such additional costs, expenses, late charges, administrative charges, attorneys fees, and default payment. Upon a default under this Note, the unpaid Principal Amount, plus all unpaid interest accrued thereon, together with any late fee and/or administrative charge, plus the costs of collection, litigation, attorneys' fees, and default payment as specified in the then-applicable orders and regulations of the Commission, as amended, shall become immediately due and payable. The Maker hereby acknowledges that the Commission has issued Maker the above referenced license pursuant to the Communications Act of 1934, as amended, that is conditioned upon full and timely payment of financial obligations under the Commission's installment payment plan, as set forth in the then-applicable orders and regulations of the Commission, as amended, and that the sanctions and enforcement authority of the Commission shall remain applicable in the event of a failure to comply with the terms and conditions of the license, regardless of the enforceability of this Note or the Security Agreement.

         No delay or omission on the part of Payee in exercising any right under this Note, the Security Agreement, or any other instrument securing this Note, shall operate as a waiver of such right or of any other right of Payee, nor shall any waiver by Payee of any such right or rights on any one occasion be deemed a bar to or waiver of the same right or rights on any future occasion.

         The Maker is liable for all costs of collection or enforcement of the Payee's rights under this Note or under the Security Agreement or under any other instrument now or hereafter executed by Maker in favor of Payee which in any manner evidences or constitutes additional security for this Note, including reasonable attorneys' fees, whether suit is brought or not, and all such costs shall be paid by the Maker on demand, and whether or not such collection or enforcement occurs in any bankruptcy, reorganization, receivership or other proceedings involving creditors' rights or involving a claim under this Note or any of the other loan documents.

         Maker, all endorsers and guarantors hereof and any other party who may become liable for all or any part of the obligation evidenced hereby, waive presentment for payment, notice or dishonor, protest and notice of protest, notice of nonpayment and any and all lack of diligence or delays in collection or enforcement of this Note.

         If Maker is comprised of more than one party, all such parties shall be jointly and severally bound and liable as Maker under this Note.

         Maker may prepay all or any part of the Principal Amount without premium or penalty upon ten (10) days' prior written notice to Payee, given in the manner provided in the Security Agreement.

         Partial prepayments shall not postpone or reduce regular payments to be made hereunder. All such prepayments shall be applicable first to the payment of late charges, if any, costs and expenses, and administrative penalties due hereunder, then to accrued and unpaid interest, then to that portion of the unpaid Principal Amount due on the Maturity Date and then, if applicable, to any unpaid installments of principal in the inverse order of installment maturities. The Payee may require that any partial prepayments be made on the dates installments of principal and interest are due hereunder.

         Anything to the contrary notwithstanding, Payee shall not charge, take or receive, and Maker shall not be obligated to pay to Payee, any amounts constituting interest on the Principal Amount in excess of the maximum rate permitted by applicable law. If by reason of the acceleration of the unpaid Principal Amount or otherwise, interest in excess of the highest legal contract rate permitted by applicable law shall at any time be paid, any such excess shall constitute and be treated as a payment of outstanding principal hereunder and shall operate to reduce such outstanding Principal Amount.

         ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS NOTE, THE SECURITY AGREEMENT, OR OTHER DOCUMENTS EVIDENCING OR SECURING THE DEBT TRANSACTION EVIDENCED HEREBY MAY ONLY BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF COLUMBIA, AND, BY EXECUTION AND DELIVERY OF THIS NOTE AND SECURITY AGREEMENT, THE MAKER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN THE DISTRICT OF COLUMBIA.

         THE MAKER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF THE AFOREMENTIONED COURT IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF A COPY THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO THE MAKER AT ITS ADDRESS PROVIDED HEREIN. SUCH SERVICE SHALL BE DEEMED TO HAVE OCCURRED ON THE THIRD DAY AFTER SUCH MAILING. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF PAYEE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE MAKER IN ANY OTHER JURISDICTION.

         EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, WILLINGLY, VOLUNTARILY, UNCONDITIONALLY, IRREVOCABLY AND INTENTIONALLY FOREVER WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE SECURITY AGREEMENT, OR OTHER DOCUMENTS EVIDENCING OR SECURING THE DEBT TRANSACTION EVIDENCED HEREBY, ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (VERBAL OR WRITTEN) OR ACTION OF ANY PERSON OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THIS TRANSACTION, DOCUMENT OR ANY RELATED DOCUMENT OR IN ANY WAY RELATING TO THE COLLATERAL (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS TRANSACTION OR ANY CLAIMS OR DEFENSES ASSERTING THAT THIS TRANSACTION, IN WHOLE OR IN PART, WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). MAKER REPRESENTS THAT NO ORAL OR WRITTEN STATEMENTS HAVE BEEN MADE BY ANY PARTY TO INCLUDE THIS

SUBMISSION OR JURISDICTION AND WAIVER OF TRAIL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS STATED EFFECT. MAKER FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED BY INDEPENDENT COUNSEL, SELECTED BY ITS OWN FREE WILL, IN SIGNING THIS NOTE AND IN THE MAKING OF THIS WAIVER AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH SUCH COUNSEL. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PAYEE TO ENTER INTO THIS TRANSACTION AND THE VARIOUS DOCUMENTS RELATED THERETO.

         Maker acknowledges that this Note and Security Agreement (any any attachements affixed thereto by the Commission with the permission and knowledge of the Maker/Debtor), along with the then-current applicable Commission orders and regulations and the Communications Act of 1934, as amended, set forth the entire agreement, written and oral, of the parties, and all inconsistent prior statements, understandings, notices, representations and agreements between the parties, oral or written, are superseded by and merged in this Note, the Security Agreement or other documents evidencing or securing the debt transaction evidenced hereby. Except as otherwise expressly provided herein, all of Payee's representations, warranties, covenants and agreements in this Note and Security Agreement shall merge in the documents and agreements executed by the Maker and shall not survive said execution.

         If any provision or part of this Note and/or the Security Agreement shall for any reason be held or deemed to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein and the remaining provisions of this Note shall remain in full force and effect. The enforceability of the Note and/or the Security Agreement do not alter the rights and obligations of the Maker and Payee under the Communications Act of 1934, as amended, or under the then-applicable orders and regulations of the Commission, as amended.

         Any notice demand or request hereunder shall be given in the manner set forth in the Security Agreement.

         This Note shall be governed by and construed in accordance with the Communications Act of 1934, as amended, the then-applicable orders and regulations of the Commission, and federal law. Nothing in this Note shall be deemed to modify any then-applicable orders and regulations of the Commission, and nothing in this Note shall be deemed to release the Maker from compliance therewith. This Note may not be changed, modified, waived, terminated or discharged orally, but only by an agreement in writing executed by the party against whom enforcement of any such change, modification, waiver, termination, or discharge is sought.

         Maker represents and warrants that any statements made by or on behalf of Maker in connection with this Note: (i) are true and accurate in all material respects; and (ii) do not omit any material facts or information that would make such statement misleading in the context of Payee's evaluation of the note, and acknowledges and agrees that Payee is entitled to and his relied on such statements in agreeing to the Note.

         Payee shall have the right at any time to assign, endorse, pledge, convey or otherwise transfer this Note and all of the other loan documents to any party. From and after the date of such assignment, endorsement, pledge, conveyance or other transfer, such transferee shall be entitled to exercise any and all rights and remedies of Payee hereunder. Maker shall not assign, convey or otherwise transfer its rights and obligations hereunder.

Date: NOVEMBER 1, 1996               -------------------------------------------
                                     MERCURY PCS, LLC
                                     BY MSM, INC., MANAGER

                                     By:
                                        ----------------------------------------
                                     JERRY M. SULLIVAN, JR.
                                     Its: VICE PRESIDENT

LICENSE NUMBER:  PBB044C

                    INSTALLMENT PLAN C AMORTIZATION SCHEDULE
     FOR FEDERAL COMMUNICATIONS COMMISSION BROADBAND PERSONAL COMMUNICATIONS
                            SERVICE, C-BLOCK LICENSES
                (INTEREST-ONLY PAYMENTS FOR THE FIRST SIX YEARS)


   ORIG BALANCE      ORIG RATE    TERM (YRS)   1ST PMT      FUTURE VALUE
  ---------------------------------------------------------------------
  $42,525,211.95      7.00%          10         DEC-96            $0
  ---------------------------------------------------------------------

                                                                                  NEW BALANCE
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PMT#    DATE   YR RATE    P&I PAYMENT    PRINCIPAL      INTEREST    EXTRA PRIN    (Prin Only)       CUM. INTEREST  YEARLY TOTAL INT
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
 1     Dec-96   7.00%     $744,191.21          $0.00   $744,191.21    $0.00      $42,525,211.95       $744,191.21     $744,191.21
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 2     Mar-97   7.00%     $744,191.21          $0.00   $744,191.21    $0.00      $42,525,211.95     $1,488,382.42     $744,191.21
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 3     Jun-97   7.00%     $744,191.21          $0.00   $744,191.21    $0.00      $42,525,211.95     $2,232,573.63   $1,488,382.42
------------------------------------------------------------------------------------------------------------------------------------
 4     Sep-97   7.00%     $744,191.21          $0.00   $744,191.21    $0.00      $42,525,211.95     $2,976,764.84   $2,232,573.83
------------------------------------------------------------------------------------------------------------------------------------
 5     Dec-97   7.00%     $744,191.21          $0.00   $744,191.21    $0.00      $42,525,211.95     $3,720,956.05   $2,976,764.84
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 6     Mar-98   7.00%     $744,191.21          $0.00   $744,191.21    $0.00      $42,525,211.95     $4,465,147.25     $744,191.21
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 7     Jun-98   7.00%     $744,191.21          $0.00   $744,191.21    $0.00      $42,525,211.95     $5,209,338.46   $1,488,382.42
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 8     Sep-98   7.00%     $744,191.21          $0.00   $744,191.21    $0.00      $42,525,211.95     $5,953,529.67   $2,232,573.63
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 9     Dec-98   7.00%     $744,191.21          $0.00   $744,191.21    $0.00      $42,525,211.95     $6,697,720.88   $2,976,764.84
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10     Mar-99   7.00%     $744,191.21          $0.00   $744,191.21    $0.00      $42,525,211.95     $7,441,912.09     $744,191.21
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11     Jun-99   7.00%     $744,191.21          $0.00   $744,191.21    $0.00      $42,525,211.95     $8,186,103.30   $1,488,382.42
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12     Sep-99   7.00%     $744,191.21          $0.00   $744,191.21    $0.00      $42,525,211.95     $8,930,294.51   $2,232,573.63
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13     Deo-99   7.00%     $744,191.21          $0.00   $744,191.21    $0.00      $42,525,211.95     $9,674,485.72   $2,976,764.84
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14    Mar-2000  7.00%     $744,191.21          $0.00   $744,191.21    $0.00      $42,525,211.95    $10,418,676.93     $744,191.21
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15    Jun-2000  7.00%     $744,191.21          $0.00   $744,191.21    $0.00      $42,525,211.95    $11,162,868.14   $1,488,382.42
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16    Sep-2000  7.00%     $744,191.21          $0.00   $744,191.21    $0.00      $42,525,211.95    $11,907,059.35   $2,232,573.63
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17    Deo-2000  7.00%     $744,191.21          $0.00   $744,191.21    $0.00      $42,525,211.95    $12,651,250.56   $2,976,764.84
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18    Mar-2001  7.00%     $744,191.21          $0.00   $744,191.21    $0.00      $42,525,211.95    $13,395,441.76     $744,191.21
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19    Jun-2001  7.00%     $744,191.21          $0.00   $744,191.21    $0.00      $42,525,211.95    $14,139,632.97   $1,488,382.42
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20    Sep-2001  7.00%     $744,191.21          $0.00   $744,191.21    $0.00      $42,525,211.95    $14,883,824.18   $2,232,573.63
------------------------------------------------------------------------------------------------------------------------------------
21    Dec-2001  7.00%     $744,191.21          $0.00   $744,191.21    $0.00      $42,525,211.95    $15,628,015.39   $2,976,764.84
------------------------------------------------------------------------------------------------------------------------------------
22    Mar-2002  7.00%     $744,191.21          $0.00   $744,191.21    $0.00      $42,525,211.95    $16,372,206.60     $744,191.21
------------------------------------------------------------------------------------------------------------------------------------
23    Jun-2002  7.00%     $744,191.21          $0.00   $744,191.21    $0.00      $42,525,211.95    $17,116,397.81   $1,488,382.42
------------------------------------------------------------------------------------------------------------------------------------
24    Sep-2002  7.00%     $744,191.21          $0.00   $744,191.21    $0.00      $42,525,211.95    $17,860,589.02   $2,232,573.63
------------------------------------------------------------------------------------------------------------------------------------
25    Dec-2002  7.00%   $3,070,302.29  $2,326,111.08   $744,191.21    $0.00      $40,199,100.87    $18,604,780.23   $2,976,764.84
------------------------------------------------------------------------------------------------------------------------------------
26    Mar-2003  7.00%   $3,070,302.29  $2,366,818.02   $703,484.27    $0.00      $37,832,282.85    $19,308,264.50     $703,484.27
------------------------------------------------------------------------------------------------------------------------------------
27    Jun-2003  7.00%   $3,070,302.29  $2,408,237.34   $662,064.95    $0.00      $35,424,045.51    $19,970,329.45   $1,365,549.22
------------------------------------------------------------------------------------------------------------------------------------
28    Sep-2003  7.00%   $3,070,302.29  $2,450,381.49   $619,920.80    $0.00      $32,973,664.02    $20,590,250.25   $1,985,470.02
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29    Dec-2003  7.00%   $3,070,302.29  $2,493,263.17   $577,039.12    $0.00      $30,480,400.85    $21,167,289.37   $2,562,509.14
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30    Mar-2004  7.00%   $3,070,302.29  $2,536,895.28   $533,407.01    $0.00      $27,943,505.57    $21,700,696.38     $533,407.01
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31    Jun-2004  7.00%   $3,070,302.29  $2,581,290.94   $489,011.35    $0.00      $25,362,214.63    $22,189,707.73   $1,022,418.36
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32    Sep-2004  7.00%   $3,070,302.29  $2,626,463.53   $443,838.76    $0.00      $22,735,751.10    $22,633,546.49   $1,466,257.12
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33    Dec-2004  7.00%   $3,070,302.29  $2,672,426.65   $397,875.64    $0.00      $20,063,324.45    $23,031,422.13   $1,864,132.76
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34    Mar-2005  7.00%   $3,070,302.29  $2,719,194.11   $351,108.18    $0.00      $17,344,130.34    $23,382,530.31     $351,108.18
------------------------------------------------------------------------------------------------------------------------------------
35    Jun-2005  7.00%   $3,070,302.29  $2,766,780.01   $303,522.28    $0.00      $14,577,350.33    $23,686,052.59     $654,630.46
------------------------------------------------------------------------------------------------------------------------------------
36    Sep-2005  7.00%   $3,070,302.29  $2,815,198.66   $255,103.63    $0.00      $11,762,151.67    $23,941,156.22     $909,734.09
------------------------------------------------------------------------------------------------------------------------------------
37    Dec,2005  7.00%   $3,070,302.29  $2,864,464.64   $205,837.65    $0.00       $8,897,687.03    $24,146,993.87     $205,837.65
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38    Mar-2006  7.00%   $3,070,302.29  $2,914,592.77   $155,709.52    $0.00       $5,983,094.26    $24,302,703.39     $361,547.17
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39    Jun-2006  7.00%   $3,070,302.29  $2,965,598.14   $104,704.15    $0.00       $3,017,496.12    $24,407,407.54     $466,251.32
------------------------------------------------------------------------------------------------------------------------------------
40    Sep-2006  7.00%   $3,070,302.29  $3,017,496.11    $52,806.18    $0.00               $0.01    $24,460,213.72     $519,057.50
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